SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): March 31, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND	21201
(Address of Principal Executive Offices)	(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01             REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and Item 7.01 of Form 8-K, “Regulation FD Disclosure”.

On March 31, 2008 Vertis, Inc. (the “Company’) announced its results of operations for the three and twelve months ended December 31, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.  Vertis, Inc. does not intend for this exhibit to be incorporated by reference into future filings under the Securities and Exchange Act of 1934, as amended.

EBITDA is included in the press release and represents the sum of income (loss) from continuing operations before cumulative effect of accounting change, net interest expense, income taxes, depreciation and amortization of intangible assets.  Adjusted EBITDA is also included in the press release as it is used in calculating covenant compliance under the Company’s credit agreements.  Adjusted EBITDA is defined as EBITDA excluding restructuring charges and certain non-cash charges as well as fees on the Company’s accounts receivable facility.  EBITDA and Adjusted EBITDA are not measures of financial performance in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  You should not consider them as alternatives to income (loss) from continuing operations before cumulative effect of accounting change as a measure of operating performance.  Our calculation of EBITDA and Adjusted EBITDA may be different from the calculations used by other companies and therefore comparability may be limited.  We presented EBITDA in the press release to provide additional information regarding our performance and because it is a measure by which the Company gauges its profitability.  In addition, information concerning Adjusted EBITDA is presented in the press release because it reflects important components included in the financial covenant of the Company’s credit agreements.  The most comparable measure to EBITDA and Adjusted EBITDA in accordance with GAAP is income (loss) from continuing operations before cumulative effect of accounting change.  A reconciliation of EBITDA and Adjusted EBITDA to income (loss) from continuing operations before cumulative effect of accounting change is included in the press release.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1           Press Release, dated March 31, 2008, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ BARRY C. KOHN
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  March 31, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 31, 2008 issued by Vertis, Inc.